Exhibit 99.2
Ventas, Inc.     111 S. Wacker Drive, Suite 4800     Chicago, Illinois 60606     (877) 4-VENTAS     www.ventasreit.com

Contacts:	David J. Smith (877) 4-VENTAS
VENTAS PROMOTES RAYMOND J. LEWIS TO PRESIDENT;
JOHN D. COBB JOINS VENTAS AS SENIOR VICE PRESIDENT
AND CHIEF INVESTMENT OFFICER

CHICAGO, IL (November 2, 2010) — Ventas, Inc. (NYSE: VTR) (“Ventas”) said today that Executive Vice President and Chief Investment Officer Raymond J. Lewis, 46, has been promoted to President of the Company, effective immediately. Lewis, who joined Ventas in 2002, will be responsible for investments and asset management, reporting to Chairman and Chief Executive Officer Debra A. Cafaro.
“Ray has been an integral part of our success and a valued partner since he joined Ventas eight years ago. This promotion is well deserved and will allow Ray to manage all investments and asset management of our large, diversified and growing portfolio of productive healthcare and seniors housing assets. I know he will bring his leadership skills, customer orientation and commitment to Ventas and its stakeholders to his new position,” Cafaro said.
Ventas also announced today the recent hiring of John D. Cobb as Senior Vice President and Chief Investment Officer, reporting to Lewis, effective November 15, 2010. Cobb, 39, had been President and Chief Executive Officer of Senior Lifestyle Corporation since 2008. Before that, he spent ten years with GE Healthcare Financial Services, with increasing levels of responsibility, rising to Senior Managing Director. He holds a B.A. in finance from Lehigh University and serves or has served on the Boards of the National Investment Center and the American Seniors Housing Association.
“With John’s deep relationships in the healthcare real estate and seniors housing industry, excellent reputation as a result-driven executive, and proven track record of growing a business, he will be an important addition to the Ventas team,” Lewis said.
Also reporting to Lewis are Vincent M. Cozzi, Senior Vice President, Medical Office Properties, and Timothy A. Doman, Senior Vice President, Asset Management. “With three strong leaders reporting to Ray, Ventas will be well positioned to execute its strategic growth plans, manage its relationships with the Company’s tenant operators, and effectively supervise its expansive asset base. The depth, cohesiveness and consistency of our senior managers are sources of great strength for the Company,” Cafaro added.
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Ventas Promotes Lewis to President
November 2, 2010

Ventas, Inc., an S&P 500 company, is a leading healthcare real estate investment trust. Its diverse portfolio of nearly 600 assets in 44 states (including the District of Columbia) and two Canadian provinces consists of seniors housing communities, skilled nursing facilities, hospitals, medical office buildings and other properties. Through its Lillibridge subsidiary, Ventas provides management, leasing, marketing, facility development and advisory services to highly rated hospitals and health systems throughout the United States. More information about Ventas and Lillibridge can be found at www.ventasreit.com and www.lillibridge.com.
This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding the Company’s or its tenants’, operators’, managers’ or borrowers’ expected future financial position, results of operations, cash flows, funds from operations, dividends and dividend plans, financing plans, business strategy, budgets, projected costs, operating metrics, capital expenditures, competitive positions, acquisitions, investment opportunities, merger integration, growth opportunities, dispositions, expected lease income, continued qualification as a real estate investment trust (“REIT”), plans and objectives of management for future operations and statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will” and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and security holders must recognize that actual results may differ from the Company’s expectations. The Company does not undertake a duty to update such forward-looking statements, which speak only as of the date on which they are made.
The Company’s actual future results and trends may differ materially depending on a variety of factors discussed in the Company’s filings with the Securities and Exchange Commission. These factors include without limitation: (a) the ability and willingness of the Company’s tenants, operators, borrowers, managers and other third parties to meet and/or perform their obligations under their respective contractual arrangements with the Company, including, in some cases, their obligations to indemnify, defend and hold harmless the Company from and against various claims, litigation and liabilities; (b) the ability of the Company’s tenants, operators, borrowers and managers to maintain the financial strength and liquidity necessary to satisfy their respective obligations and liabilities to third parties, including without limitation obligations under their existing credit facilities and other indebtedness; (c) the Company’s success in implementing its business strategy and the Company’s ability to identify, underwrite, finance, consummate and integrate diversifying acquisitions or investments, including those in different asset types and outside the United States; (d) the nature and extent of future competition; (e) the extent of future or pending healthcare reform and regulation, including cost containment measures and changes in reimbursement policies, procedures and rates; (f) increases in the Company’s cost of borrowing as a result of changes in interest rates and other factors; (g) the ability of the Company’s operators and managers, as applicable, to deliver high quality services, to attract and retain qualified personnel and to attract residents and patients; (h) the results of litigation affecting the Company; (i) changes in general economic conditions and/or economic conditions in the markets in which the Company may, from time to time, compete, and the effect of those changes on the Company’s revenues and its ability to access the capital markets or other sources of funds; (j) the Company’s ability to pay down, refinance, restructure and/or extend its indebtedness as it becomes due; (k) the Company’s ability and willingness to maintain its qualification as a REIT due to economic, market, legal, tax or other considerations; (l) final determination of the Company’s taxable net income for the year ending December 31, 2010; (m) the ability and willingness of the Company’s tenants to renew their leases with the Company upon expiration of the leases and the Company’s ability to reposition its properties on the same or better terms in the event such leases expire and are not renewed by the Company’s tenants or in the event the Company exercises its right to replace an existing tenant upon default; (n) risks associated with the Company’s senior living operating portfolio, such as factors causing volatility in the Company’s operating income and earnings generated by its properties, including without limitation national and regional economic conditions, costs of materials, energy, labor and services, employee benefit costs, insurance costs and professional and general liability claims, and the timely delivery of accurate property-level financial results for those properties; (o) the movement of U.S. and Canadian exchange rates; (p) year-over-year changes in the Consumer Price Index and the effect of those changes on the rent escalators, including the rent escalator for Master Lease 2 with Kindred Healthcare, Inc., and the Company’s earnings; (q) the Company’s ability and the ability of its tenants, operators, borrowers and managers to obtain and maintain adequate liability and other insurance from reputable and financially stable providers; (r) the impact of increased operating costs and uninsured professional liability claims on the liquidity, financial condition and results of operations of the Company’s tenants, operators, borrowers and managers, and the ability of the Company’s tenants, operators, borrowers and managers to accurately estimate the magnitude of those claims; (s) the ability and willingness of the lenders under the Company’s unsecured revolving credit facilities to fund, in whole or in part, borrowing requests made by the Company from time to time; (t) risks associated with the Company’s recent acquisition of businesses
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Ventas Promotes Lewis to President
November 2, 2010

owned and operated by Lillibridge, including its ability to successfully design, develop and manage MOBs and to retain key personnel; (u) the ability of the hospitals on or near whose campuses the Company’s MOBs are located and their affiliated health systems to remain competitive and financially viable and to attract physicians and physician groups; (v) the Company’s ability to maintain or expand its relationships with its existing and future hospital and health system clients; (w) risks associated with the Company’s investments in joint ventures, including its lack of sole decision-making authority and its reliance on its joint venture partners’ financial condition;(x) the impact of market or issuer events on the liquidity or value of the Company’s investments in marketable securities; and (y) the impact of any financial, accounting, legal or regulatory issues that may affect the Company or its major tenants, operators or managers. Many of these factors are beyond the control of the Company and its management.
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